AMENDMENT NO. 2

to the

POOLING AND SERVICING AGREEMENT

dated as of December 1, 2004

HOME EQUITY MORTGAGE LOAN ASSET-BACKED TRUST,

HOME EQUITY MORTGAGE LOAN ASSET-BACKED CERTIFICATES,

SERIES SPMD 2004-C

This AMENDMENT NO. 2, dated and effective as of February 17, 2005 (this “Amendment”), among INDYMAC ABS, INC. (the “Depositor”), INDYMAC BANK, F.S.B. (the “Seller” and the “Servicer”) as applicable and DEUTSCHE BANK NATIONAL TRUST COMPANY (the “Trustee”), to the Pooling and Servicing Agreement relating to the above-captioned Certificates, dated as of December 1, 2004 (the “Pooling and Servicing Agreement”), among the Depositor, the Seller, the Servicer and the Trustee.

RECITALS

WHEREAS, the parties hereto are entering into this Amendment pursuant to the first paragraph of Section 10.01 of the Pooling and Servicing Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1.  Defined Terms. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Pooling and Servicing Agreement.

SECTION 2.   Amendment. The parties hereto agree to amend the Pooling and Servicing Agreement as provided herein:

(a) Schedule III to the Pooling and Servicing Agreement is hereby amended by adding the following representation and warranty:

(39)     With respect to any Group I Mortgage Loan originated on or after August 1, 2004 and underlying the Certificates, neither the related Mortgage nor the related Mortgage Note requires the Mortgagors to submit to arbitration to resolve any dispute arising out of or relating in any way to the mortgage loan transaction.

SECTION 3.    Limited Effect. Except as expressly amended and modified by this Amendment, the Pooling and Servicing Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Pooling and Servicing Agreement or any other instrument or document executed in connection therewith or herewith, or in any certificate, letter or communication issued or made pursuant to or with respect to, the Pooling and Servicing Agreement, any reference in any of such items to the

Pooling and Servicing Agreement being sufficient to refer to the Pooling and Servicing Agreement as amended hereby.

SECTION 4.   Governing Law. This Amendment shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflicts of laws principles thereof.

SECTION 5.    Counterparts. This Amendment may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

SECTION 6.    Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Amendment for any reason whatsoever shall be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions of this Amendment.

SECTION 7.   Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders.

SECTION 8.  Section Headings. The section headings used in this Amendment are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date hereof.

INDYMAC ABS, INC., as Depositor

By:	/s/ Isaac Carrillo
Name:	Isaac Carrillo
Title:	Vice President

INDYMAC BANK, F.S.B. as Servicer and Seller

By:	/s/ Isaac Carrillo
Name:	Isaac Carrillo
Title:	Vice President

DEUTSCHE BANK NATIONAL TRUST COMPANY not in its individual capacity but solely as Trustee

By:	/s/ Brent Hoyler
Name:	Brent Hoyler
Title:	Associate

By:	/s/ John Ingham
Name:	John Ingham
Title:	Associate